Net income / (loss) from distribution agreements	12 Months Ended
Dec. 31, 2020
Analysis of income and expense [abstract]
Net Income (loss) from distribution agreements	Net income / (loss) from distribution agreements
During the transition period (ended September 30, 2020), which is expected to terminate by the end of 2021, Lumoxiti products were commercialized in the United States by AstraZeneca who was the owner of the regulatory approval. The Company concluded that it did not meet the criteria for being principal under IFRS 15 during the transition period. Consequently, the net income (loss) resulting from all Lumoxiti marketing operations during the transition period are disclosed in the item line “Net income / (loss) from distribution agreements”
The Company recognized a €1,109 thousand net loss, a €8,219 thousand net loss and a €861 thousand net income for the fiscal years ended December 31, 2018 , 2019 and the first three quarter of 2020 respectively, corresponding to production and marketing costs, net of sales proceeds, as invoiced by AstraZeneca in relation to Lumoxiti distribution agreement for the period.
Following the end of the transition period relating to the commercialization of Lumoxiti in the United States on September 30, 2020, the Company recognized net sales of Lumoxiti for the fourth quarter 2020 for an amount of €678 thousand (see note 13).